UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2018

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operation and Financial Condition.

On March 14, 2018, Iconix Brand Group, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for 2017. As noted in the press release, the Company has provided certain non–U.S. generally accepted accounting principles (“GAAP”) financial measures, the reasons it provided such measures and a reconciliation of the non–U.S. GAAP measures to U.S. GAAP measures. Readers should consider non–GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Company’s press release is being furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 14, 2018, the Company drew down $110 million under its Second Delayed Draw Term Loan (defined below) and used those proceeds, along with cash on hand, to make a payment to the trustee under the indenture governing the Company’s 1.50% convertible senior subordinated notes (the “1.50% Convertible Notes”) to repay the remaining 1.50% Convertible Notes at maturity on March 15, 2018 (the “Refinancing”).

As previously disclosed, on October 27, 2017, the Company, through IBG Borrower LLC, the Company’s wholly-owned direct subsidiary, entered into a Limited Waiver and Amendment No. 1 (the “First Amendment”) to its Credit Agreement (the “Credit Agreement”), dated August 2, 2017, with Cortland Capital Market Services LLC, as administrative agent and collateral agent, and the lenders party thereto from time to time, including Deutsche Bank AG, New York Branch. The First Amendment provided for, among other things, a senior secured delayed draw term loan facility in the aggregate amount of up to $165.7 million, consisting of (i) a $25 million First Delayed Draw Term Loan, which was drawn on October 27, 2017, and (ii) a $140.7 million Second Delayed Draw Term Loan (the “Second Delayed Draw Term Loan”) for the purpose of repaying the 1.50% Convertible Notes. The Credit Agreement was subsequently amended on November 24, 2017 (the “Second Amendment”), February 12, 2018 (the “Third Amendment”) and March 12, 2018 (the “Fourth Amendment”).

The principal terms of the Credit Agreement and the First Amendment, Second Amendment and Third Amendment are set forth on the Company’s Current Reports on Form 8-K for the events dated August 2, 2017, October 27, 2017, November 24, 2017 and February 12, 2018, respectively, and the principal terms of the Fourth Amendment are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, each of which was filed with the Securities and Exchange Commission and is incorporated herein by reference. Such descriptions of the Credit Agreement, First Amendment, Second Amendment, Third Amendment and Fourth Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to retain select members of the management team and recognize the contributions they have made to the Company, the Company is making a one-time retention payment to such members of management. Jason Schaefer, the Company’s Executive Vice President and General Counsel, received a retention payment in an amount equal to $250,000 (the “Retention Payment”) on March 19, 2018 pursuant to the terms of a retention agreement (the “Retention Agreement”). In the event Mr. Schaefer’s employment is terminated with Cause or without Good Reason (each as defined in the Retention Agreement) prior to March 22, 2019, an amount equal to the Retention Payment (net of any applicable federal, state and/or local tax withholdings or other amounts actually withheld by the Company at the time of payment) will become immediately due and payable by Mr. Schaefer to the Company.

Item 8.01	Other Events.

On March 14, 2018, the Company issued a press release announcing that it had completed the Refinancing. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Agreement, dated as of August 2, 2017, among IBG Borrower LLC, as the borrower, Iconix Brand Group, Inc. and certain of IBG Borrower’s wholly-owned subsidiaries, as guarantors, Cortland Capital Market Services LLC, as administrative agent and collateral agent and the lenders party thereto from time to time, including Deutsche Bank AG, New York Branch (filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated August 2, 2017 and incorporated herein by reference).

10.2	Limited Waiver and Amendment No. 1 to Credit Agreement, entered into as of October 27, 2017, among IBG Borrower LLC, a Delaware limited liability company, the Guarantors thereunder; each lender from time to time party thereto; and Cortland Capital Market Services LLC, a Delaware limited liability company as Administrative Agent and Collateral Agent (filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated October 27, 2017 and incorporated herein by reference).

10.3	Second Amendment, Consent and Limited Waiver to Credit Agreement, entered into as of November 24, 2017, among IBG Borrower LLC, a Delaware limited liability company, the Guarantors thereunder; each lender from time to time party thereto; and Cortland Capital Market Services LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent (filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated November 24, 2017 and incorporated herein by reference).

10.4	Third Amendment, Consent and Limited Waiver to Credit Agreement and Other Loan Documents entered into as of February 12, 2018, among IBG Borrower LLC, a Delaware limited liability company, the Guarantors thereunder; each lender from time to time party thereto; and Cortland Capital Market Services LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent (filed as an exhibit to the Company’s Current Report on Form 8-K for the event dated February 12, 2018 and incorporated herein by reference).

10.5	Fourth Amendment and Consent to Credit Agreement, entered into as of March 12, 2018, among IBG Borrower LLC, a Delaware limited liability company, the Guarantors thereunder; each lender from time to time party thereto; and Cortland Capital Market Services LLC, a Delaware limited liability company, as Administrative Agent and Collateral Agent (filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and incorporated herein by reference).

99.1	Press Release dated March 14, 2018 announcing financial results for 2017 (filed herewith).

99.2	Press Release dated March 14, 2018 announcing completion of the Refinancing (filed herewith).

Forward-Looking Statements

In addition to historical information, this Current Report contains forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include projections regarding the Company’s beliefs and expectations about future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek” and similar terms or phrases. These statements are based on the Company’s beliefs and assumptions, which in turn are based on information available as of the date of this Current Report. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the Company’s licensees to maintain their license agreements or to produce and market products bearing the Company’s brand names, the Company’s ability to retain and negotiate favorable licenses, the Company’s ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ David K. Jones
Name:	David K. Jones
Title:	Executive Vice President and Chief Financial Officer

Date: March 20, 2018